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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       __________________________________


                                    FORM 8-K

                       __________________________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 24, 1996



                        INTEGRATED HEALTH SERVICES, INC.
         _____________________________________________________________
               (Exact Name of Registrant as Specified in Charter)




      Delaware                  1-12306                   23-2428312
     __________                _________                 _____________
  (State or Other             (Commission               (IRS Employer
   Jurisdiction of            File Number)            Identification No.)
   Incorporation)


  10065 Red Run Boulevard, Owings Mills, Maryland             21117
  ________________________________________________            _____
  (Address of Principal Executive Offices)                   (Zip Code)


  Registrant's telephone number, including area code: (410) 998-8400


                                 Not Applicable
        ______________________________________________________________
         (Former Name or Former Address, if Changed Since last Report)

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Item 5. Other Events

         On May 24, 1996, Integrated Health Services, Inc. issued the press release filed herewith as Exhibit 99.


Item 7. Financial Statements, Pro Forma Financial Information  and Exhibits.

         (c) Exhibits.

         99.  Press Release dated May 24, 1996.

















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTEGRATED HEALTH SERVICES, INC.


Date: May 24, 1996                           By: /s/ Marc B. Levin
                                                ____________________________
                                                 Name: Marc B. Levin
                                                 Title: Executive Vice President
























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